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                                      UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549




                                        FORM 8-K


                                     CURRENT REPORT



                           Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934



           Date of Report (Date of Earliest Event Reported): December 12, 1999




                                    Whittman-Hart, Inc.
                           ----------------------------------
                   (Exact Name of Registrant as Specified in Charter)



              Delaware                         0-28166            36-3797833
         ------------------                ---------------    ----------------
         (State or Other Jurisdiction      (Commission          (IRS Employer
          of incorporation)                File Number)       Identification No.



         311 South Wacker Drive, Suite 3500, Chicago, Illinois       60606
         ----------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's telephone number, including area code (312) 922-9200


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ITEM 5.  OTHER EVENTS.

On December 13, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing it signed an Agreement and Plan of Merger by and among the Registrant, UniWhale, Inc., a wholly owned subsidiary of the Registrant, and USWeb Corporation, pursuant to which UniWhale, Inc. will merge with and into USWeb Corporation and USWeb Corporation will become a wholly owned subsidiary of Registrant. The information contained in this press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1     Press Release of Registrant dated December 13, 1999








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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WHITTMAN-HART, INC.


Dated: December 15, 1999             By:  /s/ BERT B. YOUNG
       -----------------                  -------------------------------------
                                          Bert B. Young
                                          Chief Financial Officer and Treasurer








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                                       Exhibit Index


 Exhibit #                                          Item
----------                   --------------------------------------------------

   99.1                      Press Release of Registrant dated December 13,1999












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